UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): November 14, 2025
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2025, loanDepot.com, LLC (the “Company”), an indirect subsidiary of loanDepot, Inc., entered into a participation agreement pursuant to which the Company, as initial participant, was issued a participation certificate representing beneficial interests in excess spread (the “Excess Spread PC”) relating to Fannie Mae mortgage servicing rights (the “FNMA MSRs”) owned by the Company. The Company entered into a master repurchase agreement with one of its wholly-owned subsidiaries, loanDepot FAMSR Master Trust (the “Issuer”), pursuant to which the Company sold all of its rights, title and interest in the Excess Spread PC and pledged the FNMA MSRs to the Issuer, which in turn entered into a base indenture (the “Base Indenture”) to finance the Excess Spread PC and the FNMA MSRs. Pursuant to the terms of the Base Indenture, the Issuer may, from time to time, pursuant to the terms of any supplemental indenture, issue to institutional investors variable funding notes or one or more series of term notes, in each case secured by a pledge of the Excess Spread PC and the FNMA MSRs (collectively, the “FNMSR Facility”).

In connection with the FNMSR Facility, the Company has entered into to: (i) the Participation Agreement, dated as of November 14, 2025, between the Company, as company, and as the Company, as initial participant, as the same may be amended, restated, supplemented or otherwise modified from time to time; (ii) the Base Indenture, dated as of November 14, 2025, by and among the Issuer, Citibank, N.A., as indenture trustee (the “Indenture Trustee”), calculation agent (the “Calculation Agent”), paying agent (the “Paying Agent”) and securities intermediary (the “Securities Intermediary”), the Company, as servicer and administrator, and Nomura Corporate Funding Americas, LLC (“NCFA”), as administrative agent (in such capacity, the “Administrative Agent”), as the same may be amended, restated, supplemented or otherwise modified from time to time; (iii) the Series 2025-VF1 Indenture Supplement, dated as of November 14, 2025, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Company, as servicer and administrator, and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time; (iv) the Master Repurchase Agreement, dated as of November 14, 2025, by and between the Issuer, as buyer, and the Company, as seller, as the same may be amended, restated, supplemented or otherwise modified from time to time; and (v) the Series 2025-VF1 Master Repurchase Agreement, dated as of November 14, 2025, by and between NCFA, as administrative agent and buyer, and the Company, as seller, as the same may be amended, restated, supplemented or otherwise modified from time to time.

Pursuant to the terms of the Series 2025-VF1 Indenture Supplement, the Series 2025-VF1 Notes (the “Series 2025-VF1 Notes”) were issued in the name of NCFA and loanDepot sold all of its rights, title and interest in the Series 2025-VF1 Notes to, and the Series 2025-VF1 Notes are financed by, NCFA pursuant to the Series 2025-VF1 Master Repurchase Agreement. The Series 2025-VF1 Notes have a maximum purchase price of $300 million, which will be reduced to $150 million after the issuance of the initial series of term notes. The 2025-VF1 Notes are priced at a variable rate based on daily simple SOFR plus a margin per annum and are expected to mature on May 29, 2026.

LD Holdings Group LLC delivered a Guaranty, dated as of November 14, 2025, in favor of NCFA, as further credit enhancement with respect to the Series 2025-VF1 Master Repurchase Agreement.

The foregoing descriptions of the FNMSR MSR Facility and other program documents do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the documents, copies of which are attached to hereto as Exhibits 10.1 through 10.1.5 and incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement.

On November 14, 2025, in connection with the issuance of the Series 2025-VF1 Notes by the Issuer, the Company and loanDepot FA Agency MSR, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company, as borrower, terminated a revolving line of credit provided by NCFA, as administrative agent and sole lender. The terminated facility provided for a revolving line of credit of up to $300 million available to the Company that was secured by certain of the Company’s mortgage servicing rights with respect to mortgage loans serviced for Fannie Mae pursuant to the Fannie Mae servicing contract and other collateral listed in the Credit Agreement, dated as of December 15, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). The maturity date of the Credit Agreement was May 29, 2026.

The outstanding principal balance owed under the Credit Agreement on the termination date was $291,200,00 and such borrowings were transferred to the FNMSR Facility described in 1.01 above. The Company did not incur any termination penalties as a result of the termination of this facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All information set forth in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*#
Base Indenture, dated November 14, 2025, by and among loanDepot FAMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Nomura Corporate Funding Americas, LLC, as administrative agent, and loanDepot.com, LLC, as servicer and administrator.

10.1.1*#
Series 2025-VF1 Indenture Supplement, dated as November 14, 2025, by and among loanDepot FAMSR Master Trust, as issuer Citibank, N.A., as indenture trustee, calculation agent, paying agent and the securities intermediary, Nomura Corporate Funding Americas, LLC, as administrative agent, and loanDepot.com, LLC, as servicer and administrator.

10.1.2*#	Master Repurchase Agreement, dated as of November 14, 2025, by and between loanDepot FAMSR Master Trust, as buyer, and loanDepot.com, LLC, as seller.
10.1.3*#	Series 2025-VF1 Master Repurchase Agreement, dated as of November 14, 2025, by and between Nomura Corporate Funding Americas, LLC, as administrative agent and buyer, and loanDepot.com, LLC, as seller.
10.1.4*#	Participation Agreement, dated as of November 14, 2025, between loanDepot.com, LLC, as company and as initial participant.
10.1.5*#	Guaranty of LD Holdings Group LLC made in favor of Nomura Corporate Funding Americas, LLC, dated as of November 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: November 20, 2025